                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549





                                  FORM 8-K

                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report January 28, 1999
                      (Date of earliest event reported)


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-3950                                  38-0549190
        (Commission File Number)           (IRS Employer Identification No.)


    The American Road, Dearborn,  Michigan              48121
   (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

         News release dated January 28, 1999 and slide presentation, filed as Exhibits 20.1 and 20.2 to this Current Report on Form 8-K, are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS
                                    --------

Designation              Description                          Method of Filing
-----------              -----------                          ----------------

Exhibit 20.1     News release dated January 28, 1999      Filed with this Report
Exhibit 20.2     Slide presentation                       Filed with this Report


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                            FORD MOTOR COMPANY
                                            ---------------------------
                                            (Registrant)



Date:  January 28, 1999                     By:/s/Kathryn S. Lamping
                                              -------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------

DESIGNATION                                    DESCRIPTION
-----------                                    -----------

Exhibit 20.1                        News release dated January 28, 1999
Exhibit 20.2                        Slide presentation